Filed Pursuant to Rule 497(k)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Real Assets Securities Fund
(the "Fund")

Supplement dated December 3, 2020 to the Fund's
Summary Prospectus dated April 29, 2020

Effective immediately, under the heading "Principal Investment Strategies," the first sentence of the penultimate paragraph is hereby deleted and replaced with the following:

"Asset allocation decisions will be made by Larry Antonatos and Gaal Surugeon."

Effective immediately, the portfolio management disclosure under the heading "Management," is hereby deleted and replaced with the following:

"Portfolio Managers: Larry Antonatos, Managing Director and Portfolio Manager, and Gaal Surugeon, CFA, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Antonatos and Surugeon draw upon the expertise of colleagues within the Public Securities Group in managing the Fund, and have the authority to adjust the strategic allocation of assets across asset classes. Mr. Antonatos has served as a Portfolio Manager of the Fund since February 2016. Mr. Surugeon has served as a Portfolio Manager of the Fund since November 2020."

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

Please retain this Supplement for reference.